SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  August 19, 2015
Bankwell Financial Group, Inc.
 (Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Elm Street
New Canaan, Connecticut 06840
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1	Note Purchase Agreement
EX-4.2	Form of Subordinated Note
EX-99.1	Press Release

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 19, 2015, Bankwell Financial Group, Inc. (the "Company") completed the offering and sale of $25,500,000 aggregate principal amount of its fixed rate 5.75% Subordinated Notes due August 15, 2025 (the "Notes"). The Notes were offered pursuant to a private placement of securities to accredited institutional investors and a Note Purchase Agreement. The Notes provide for quarterly interest payments only with the principal due in full on August 15, 2025, unless paid earlier. The Company, in its discretion, shall have the right to redeem or prepay any or all of the Notes, without premium or penalty prior to August 15, 2025: (a) in whole or in part, at any time on or after August 15, 2020 and prior to August 15, 2025, but in all cases in a principal amount with integral multiples of $1,000, on any interest payment date; or (b) in whole, at any time, upon the occurrence of a Tier 2 Capital Event or a Tax Event as defined in the Notes, or if the Company is required to register as an investment company pursuant to the Investment Company Act of 1940 (15 U.S.C. 80a-1 et seq.). Any such redemption will be at a price equal to 100% of the principal amount of the Note to be redeemed or prepaid on such date, plus interest accrued and unpaid to, but excluding, the date of redemption or prepayment.

Note Purchase Agreement and Form of Subordinated Note

Attached as Exhibits 4.1 and 4.2 hereto are the Note Purchase Agreement, dated as of August 19, 2015 (the "NPA"), between the Company and several purchasers, and the form of Subordinated Note, also dated as of August 19, 2015, between the Company and the Trustee. The NPA and the Notes govern the terms of the Notes. The foregoing descriptions of the NPA and the Notes are qualified in their entirety by reference to such exhibits.

Item 8.01	Other Events

On August 19, 2015, the Company announced the closing of its offering of the Notes. A copy of the press release announcing the closing is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

4.1	Note Purchase Agreement
4.2	Form of Subordinated Note
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

August 19, 2015	By: /s/ Ernest J. Verrico, Sr.
Ernest J. Verrico, Sr.
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Note Purchase Agreement
4.2	Form of Subordinated Note
99.1	Press Release